Exhibit 99.1

ADVANCED DRAINAGE SYSTEMS PROVIDES UPDATE ON

TIMING OF RESTATEMENT

HILLIARD, Ohio – (February 2, 2016) – Advanced Drainage Systems, Inc. (NYSE: WMS) (“ADS” or the “Company”), a leading global manufacturer of water management products and solutions for commercial, residential, infrastructure and agricultural applications, today provided an update on the timing by when it anticipates completing the restatement of historical interim and annual financial statements and filing of its Annual Report on Form 10-K for the fiscal year ended March 31, 2015 (the “Fiscal 2015 10-K”) and amended Quarterly Reports on Form 10-Q for the quarterly periods in the fiscal year ended March 31, 2015 (the “Amended Quarterly Reports”).

The Company will not complete the restatement and file its Fiscal 2015 10-K or Amended Quarterly Reports on or about February 1, 2016 as previously anticipated. The Company now expects to complete the restatement and file its Fiscal 2015 10-K and amended fiscal year 2015 quarterly reports by the end of February 2016, although there can be no assurance that the process will be completed by that time.

This delay is due in part to certain accounting errors that management recently identified with respect to the Company’s Mexican joint venture affiliate that extend beyond the scope of the inventory and leasing errors previously disclosed. The Company will continue to work diligently to restate its historical financial statements and file its Fiscal 2015 10-K and Amended Quarterly Reports as soon as practicable. Based on the Company’s current assessment of the remaining work to be completed, management believes the end of February is a reasonable date to expect. However, the Company intends to provide an update on this expected timeline on or about February 15, 2016.

Upon filing the Fiscal 2015 10-K and Amended Quarterly Reports, the Company currently anticipates being in a position to soon thereafter issue preliminary, unaudited financial results for the nine months ended December 31, 2015 as well as provide updated fiscal year 2016 guidance. The company also intends to conduct an annual stockholders’ meeting following the filing of the Fiscal 2015 10-K and will provide an update on or about February 15, 2016 regarding the timing for such annual stockholders’ meeting.

In addition, the New York Stock Exchange (the “NYSE”) has agreed to provide the Company with up to a three-month additional trading period through April 15, 2016, subject to reassessment by the NYSE on an ongoing basis, to become current in all of its periodic public filings, including the Company’s Quarterly Reports for the fiscal year 2016 quarterly periods ended June 30, September 30 and December 31, 2015. The Company currently expects to timely file its Annual Report on Form 10-K for the fiscal year ending March 31, 2016.

About Advanced Drainage Systems, Inc.

Advanced Drainage Systems (ADS) is the leading manufacturer of high performance thermoplastic corrugated pipe, providing a comprehensive suite of water management products and superior drainage solutions for use in the

ADVANCED DRAINAGE SYSTEMS, INC.         4640 TRUEMAN BOULEVARD,         HILLIARD, OH 43026 TEL: 614 / 658-0050         800 / 733-7473

HTTP://WWW.ADS-PIPE.COM

construction and infrastructure marketplace. Its innovative products are used across a broad range of end markets and applications, including non-residential, residential, agriculture and infrastructure applications. The Company has established a leading position in many of these end markets by leveraging its national sales and distribution platform, its overall product breadth and scale and its manufacturing excellence. Founded in 1966, the Company operates a global network of 61 manufacturing plants and 31 distribution centers. To learn more about the ADS, please visit the Company’s website at www.ads-pipe.com.

Forward Looking Statements

Certain statements in this press release may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Such statements include, but are not limited to, statements regarding the timing for the Company’s restatement and the filing of its Fiscal 2015 10-K and other restated filings with the SEC, the anticipated timing for the issuance of additional historic and future financial information and related filings, the anticipated impact of any accounting adjustments identified as part of the fiscal year 2015 audit and prior period restatements and their impact on the Company’s financial conditions and results of operations . These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements include, but are not limited to, fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate; factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our

ADVANCED DRAINAGE SYSTEMS, INC.         4640 TRUEMAN BOULEVARD,         HILLIARD, OH 43026 TEL: 614 / 658-0050         800 / 733-7473

HTTP://WWW.ADS-PIPE.COM

ability to project product mix; the risks associated with our current levels of indebtedness; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise during the course of the Company’s ongoing accounting review that would require the Company to make additional adjustments or revisions or to restate further the financial statements and other financial data for certain prior periods and any future periods, any further delay in the filing of the Company’s Fiscal 2015 10-K or other restated filings with the SEC; a conclusion that the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) were ineffective; the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering further weaknesses of which we are not currently aware or which have not been detected; additional uncertainties related to accounting issues generally and other risks and uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant risks and uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

For more information, please contact:

Michael Higgins

(614) 658-0050

Mike.Higgins@ads-pipe.com

ADVANCED DRAINAGE SYSTEMS, INC.         4640 TRUEMAN BOULEVARD,         HILLIARD, OH 43026 TEL: 614 / 658-0050         800 / 733-7473

HTTP://WWW.ADS-PIPE.COM